Exhibit 99.1

Contact:	Francesca Marraro (media relations)
(212) 857-5442
fmarraro@hms.com

HMS HOLDINGS CORP. REPORTS FIRST QUARTER 2014 RESULTS

Company reaffirms 2014 Guidance

Q1 Revenue decreased 10.2% y/y to $104.7 M

Q1 GAAP EPS of $0.04; Adjusted EPS of $0.11

IRVING, TX, May 9, 2014—HMS Holdings Corp. (NASDAQ: HMSY) today announced financial results for its first quarter ended March 31, 2014.

For the first quarter of 2014, HMS reported revenue of $104.7 million, a decrease of 10.2% compared to revenue of $116.6 million for the same period a year ago.  Net income for the quarter was $3.4 million or $0.04 per fully diluted share compared to net income of $7.0 million, or $0.08 per fully diluted share for the same period a year ago. Adjusted EPS decreased 26.7% year over year to $0.11.

“Our overall financial results continue to reflect the effects of an extended Medicare RAC reprocurement process,” commented Bill Lucia, President and CEO.  “The majority of our business, however, remains strong and is beginning to show the positive effects of ACA-fueled Medicaid expansion, commercial market demand for our innovative solutions, and our rigorous cost rationalization initiatives.  Given this strong start to the year, we believe that we are well positioned to achieve our 2014 guidance of 10-11% growth in non-Medicare RAC revenue with expansion of operating margin by 5-6%.”

Lucia added, “In this quarter, we began to observe a considerable increase in the number of new lives related to Medicaid expansion, supporting growth estimates for our Medicaid coordination of benefits product line. We are also seeing significant growth in commercial market sales and now serve seven of the 10 largest insurers in the country. As commercial clients, including Medicare Advantage Plans, face the challenges of doing business in the post-reform environment, they are asking for additional cost containment solutions to ensure the integrity of their programs and protect their bottom lines.”

“Our continued focus on streamlining our cost structure has resulted in a tightening of operating expenses two quarters in a row, with a 9% decrease in our cost run rate from Q3 of 2013—all as a result of operational improvements in our non-Medicare RAC business,” continued Lucia. “Product yield and infrastructure improvements are ongoing as we drive toward maximizing margin.”

Lucia concluded, “We are excited to see growth related to the ACA begin to materialize.  As we move through 2014, we are focused on capitalizing on these growth areas, reducing our cost structure, and exploring new ways to further strengthen the company. We maintain our strong support for the Medicare RAC program as the most effective tool in the nation for protecting the Medicare Trust Fund, and look forward to CMS issuing contract awards.”

Q1 2014 Conference Call

HMS will report its first quarter 2014 financial and operating results at 9:00 a.m. EDT on Friday, May 9, 2014.  Individuals can access the webcast at http://investor.hms.com/events.cfm or listen to the call at (877) 303-7208.  International participants can listen to the call at (224) 357-2389.

The webcast will be archived on the website at http://investor.hms.com/events.cfm. Individuals can listen to the replay at (855) 859-2056.  International participants can listen to the replay at (404) 537-

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3406.  The passcode is 34550519. The replay will be available at Noon ET on May 9 through 11:59 p.m. ET on May 16, 2014.

The HMS Form 10-Q for the quarter ended March 31, 2014 will be filed and available on our website at http://investor.hms.com on or about May 12, 2014, and will contain additional information about our results of operations for the fiscal year-to-date. This press release and the interim financial statements herein will be available at http://investor.hms.com for at least a 12-month period. Shareholders and interested investors are welcome to contact Investor Relations at 212-857-5986.

About HMS Holdings Corp.

HMS Holdings Corp., through its subsidiaries, is the nation’s leader in coordination of benefits and program integrity services for healthcare payers. HMS’s clients include health and human services programs in more than 40 states; commercial payers, including group health plans, Medicare Advantage Plans, more than 160 Medicaid managed care plans, and employers; the Centers for Medicare and Medicaid Services (CMS); and Veterans Administration facilities. As a result of the company’s services, clients recovered over $3.0 billion in 2013, and saved billions more through the prevention of erroneous payments.

Use of Non-GAAP Financials

This press release includes presentations of earnings before interest, taxes, depreciation and amortization (EBITDA) and adjusted EBITDA.  Adjusted EBITDA represents EBITDA adjusted for stock-based compensation expense.  EBITDA is a measure commonly used by the capital markets to value enterprises.  EBITDA is a non-GAAP financial measure and is reconciled to income before income taxes, which the Company’s management believes to be the most comparable generally accepted accounting principles (“GAAP”) measure.  Adjusted EBITDA results are calculated by adjusting GAAP income before income taxes to exclude the effects of depreciation, amortization of intangible assets, stock-based compensation expense, and net interest expense.

This press release also includes presentations of adjusted EPS. Adjusted EPS represents EPS adjusted for stock-based compensation expense and amortization of intangibles and for the related taxes for these adjustments. Adjusted EPS is a non-GAAP financial measure and is reconciled to EPS, which the Company’s management believes to be the most comparable GAAP measure.

The Company uses these non-GAAP financial measures for internal management purposes, when publicly providing guidance on possible future results, and as a means to evaluate period-to-period comparisons.  The Company’s management believes that these non-GAAP financial measures are a common measure used by investors and analysts to evaluate its performance.  These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP and reflect an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provides a more complete understanding of the results of operations and trends affecting the Company’s business.  These non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, income before income taxes in accordance with GAAP.

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995.  Such statements give our expectations or forecasts of future events; they do not relate strictly to historical or current facts.  Forward-looking statements can be identified by words such as “anticipates,” “estimates,” “expects,” “projects,” “intends,” “plans,” “believes,” “will,” “target,” “seeks,” “forecast” and similar expressions and references to guidance.  In particular, these include statements relating to future actions, business plans, objects and prospects, and future operating or financial performance.  Forward-looking statements are based on our current

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expectations and assumptions regarding our business, the economy and other future conditions.  Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected. We caution you therefore against relying on any of these forward-looking statements.

Factors that could cause or contribute to such differences include, but are not limited to:  variations in our results of operations; changes in the U.S. healthcare environment and steps we take in anticipation of such changes; regulatory, budgetary or political actions that affect procurement practices; the loss of one or more major clients, including through our failure to reprocure a contract or the reduction in scope or early termination of one or more of our significant contracts; our ability to effectively manage our growth to execute on our business plans; the risk that guidance may not be achieved; the risk that HMS will not receive a contract award for any current procurement; the growth rate of spending on Medicaid/Medicare, simplification of the healthcare payment process or programmatic changes that diminish the scope of benefits; our ability to retain clients or the loss of one or more major clients; client dissatisfaction or early termination of contracts triggering significant costs or liabilities; the development by competitors of new or superior products or services; the emergence of new competitors, or the development by our clients of in-house capacity to perform the services we offer; all the risks inherent in the development, introduction, and implementation of new products and services; our failure to comply with laws and regulations governing health data or to protect such data from theft and misuse; our ability to maintain effective information systems and protect them from damage or interruption; restrictions on our ability to bid on/perform certain work due to other work we currently perform; our ability to successfully integrate our acquisitions; our ability to continue to secure contracts through the competitive bidding process and to accurately predict the cost and time to complete such contracts; our compliance with the covenants and obligations under the terms of our credit facility and our ability to generate sufficient cash to cover our interest and principal payments thereunder; and negative results of government or client reviews, audits or investigations to verify our compliance with contracts and applicable laws and regulations.  A further description of these and other risks, uncertainties, and related matters can be found in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, which is available at www.hms.com under the “Investor Relations” tab.  Factors or events that could cause actual results to differ may emerge from time to time and it is not possible for us to predict all of them.  Any forward-looking statements are made as of the date of this press release and we do not undertake an obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

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HMS HOLDINGS CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

( in thousands, except per share amounts)

( unaudited)

	Three months ended March 31,
	2014	2013

Revenue	$104,707	$116,607

Cost of services:
Compensation	46,921	43,984
Data processing	9,224	9,098
Occupancy	3,960	4,622
Direct project costs	7,673	13,270
Other operating costs	5,483	6,637
Amortization of acquisition related software and intangibles	7,160	7,929
Total cost of services	80,421	85,540

Selling, general & administrative expenses	16,489	15,799
Total operating expenses	96,910	101,339
Operating income	7,797	15,268

Interest expense	(2,079)	(3,732)
Other income, net	—	23
Interest income	24	1
Income before income taxes	5,742	11,560
Income taxes	2,389	4,584

Net income and comprehensive income	$3,353	$6,976

Basic income per common share:
Net income per share -basic	$0.04	$0.08

Weighted average common shares outstanding, basic	87,436	87,138

Diluted income per share:
Net income per share- diluted	$0.04	$0.08

Weighted average common shares outstanding, diluted	87,935	88,826

HMS HOLDINGS CORP. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

( in thousands, except per share and per share  amounts)

( unaudited)

	March 31,	December 31,
	2014	2013

Assets
Current assets:
Cash and cash equivalents	$76,290	$93,366
Accounts receivable, net of allowance for doubtful accounts of $867 and $916, respectively and estimated allowance for appeals of $9,829 and $13,939 at March 31, 2014 and December 31, 2013, respectively	162,603	171,726
Prepaid expenses	11,650	12,942
Prepaid income taxes	4,817	6,792
Other current assets	531	489
Total current assets	255,891	285,315

Property and equipment, net	118,719	123,006
Goodwill	361,468	361,468
Intangible assets, net	90,121	95,312
Deferred financing costs	8,520	9,041
Other assets	4,585	4,460
Total assets	$839,304	$878,602

Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable, accrued expenses and other liabilities	$32,771	$37,123
Acquisition related contingent consideration	523	945
Deferred tax liabilities	6,237	6,326
Estimated liability for appeals	35,007	41,852
Total current liabilities	74,538	86,246

Long-term liabilities:
Deferred rent	757	724
Revolving credit facility	197,796	232,796
Other liabilities	3,538	3,874
Deferred tax liabilities	51,645	52,523
Total long-term liabilities	253,736	289,917
Total liabilities	328,274	376,163

Shareholders’ equity:
Preferred stock - $.01 par value; 5,000,000 shares authorized; none issued	—	—
Common stock - $.01 par value; 125,000,000 shares authorized; 94,190,422 shares issued and 87,664,117 shares outstanding at March 31, 2014; 93,826,453 shares issued and 87,300,148 shares outstanding at December 31, 2013	939	936
Capital in excess of par value	301,752	296,517
Retained earnings	253,353	250,000
Treasury stock, at cost; 6,526,305 shares at March 31, 2014 and December 31, 2013	(45,014)	(45,014)
Total shareholders’ equity	511,030	502,439
Total liabilities and shareholders’ equity	$839,304	$878,602

HMS HOLDINGS CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

( in thousands)

( unaudited)

	Three months ended March 31,
	2014	2013
Operating activities:
Net income	$3,353	$6,976
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	13,671	14,158
Stock-based compensation expense	2,940	3,028
Excess tax benefit from exercised stock options	(854)	(3,021)
Deferred income taxes	(967)	(850)
Allowance for doubtful debts	(4,159)	3,383
Change in fair value of contingent consideration	6	43
Loss on disposal of fixed assets	—	46
Changes in operating assets and liabilities:
Accounts receivable	13,282	(1,519)
Prepaid expenses	1,292	169
Prepaid income taxes	2,829	(2,861)
Other current assets	(42)	(371)
Other assets	(125)	(34)
Accounts payable, accrued expenses and other liabilities	(3,057)	(6,140)
Estimated liability for appeals	(6,845)	2,946
Net cash provided by operating activities	21,324	15,953

Investing activities:
Purchases of property and equipment	(2,603)	(9,100)
Purchase of land	(1,605)	—
Investment in capitalized software	(649)	(734)

Net cash used in investing activities	(4,857)	(9,834)

Financing activities:
Repayment of term loan	—	(8,750)
Repayment of revolving credit facility	(35,000)	—
Payments on contingent consideration	(428)	—
Proceeds from exercise of stock options	2,532	5,375
Payments on capital lease obligations	(413)	(287)
Payments of tax withholdings on behalf of employees for net-share settlement for stock-based compensation	(1,088)	(1,483)
Excess tax benefit from exercised stock options	854	3,021
Net cash used in financing activities	(33,543)	(2,124)
Net increase (decrease) in cash and cash equivalents	(17,076)	3,995
Cash and cash equivalents at beginning of period	93,366	135,227

Cash and cash equivalents at the end of period	76,290	139,222
Supplemental disclosure of cash flow information:
Cash paid for income taxes	$419	$11,837
Cash paid for interest	$1,188	$2,879
Supplemental disclosure of noncash investing activities:
Accrued property and equipment purchases	$584	$1,128
Equipment purchased through capital leases	$—	$1,626

HMS HOLDINGS CORP. AND SUBSIDIARIES

( in thousands, except per share amounts)

( unaudited)

Reconciliation of Net income to EBITDA and adjusted EBITDA

As summarized in the following table, earnings before interest, taxes, depreciation and amortization, and stock-based compensation expense (adjusted EBITDA) was $23.9 million for the first quarter of 2014, a decrease of 24.4% over the same period a year ago.

	Three Months Ended March 31,
	2014	2013
Net income	$3,353	$6,976

Net interest expense	2,055	3,731
Income taxes	2,389	4,584
Depreciation and amortization, net of deferred financing costs, included in net interest expense	13,150	13,295
Earnings before interest, taxes, depreciation and amortization (EBITDA)	20,947	28,586
Stock-based compensation expense	2,940	3,028
Adjusted EBITDA	$23,887	$31,614

Reconciliation of Net income to GAAP EPS and Adjusted EPS

As summarized in the following table, earnings per share adjusted for stock-based compensation expense and amortization of intangibles and for the related taxes (adjusted EPS) was $0.11 for the first quarter of 2014, a decrease of 26.7% over the same period a year ago.

	Three Months Ended March 31,
	2014	2013
Net income	$3,353	$6,976

Stock-based compensation expense, net of tax	1,717	1,827
Amortization of intangibles, net of tax	4,181	4,785
Subtotal	$9,251	$13,588

Weighted average common shares, diluted	87,935	88,826

Diluted GAAP EPS	$0.04	$0.08
Diluted adjusted EPS	$0.11	$0.15